UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2009, Sunesis Pharmaceuticals, Inc. (the “Company”) entered into an agreement (the “Agreement”) to amend certain documents executed in connection with the private placement of the Company’s securities (the “Private Placement”) previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2009 (the “Prior Current Report”). The Agreement was entered into with the accredited investors and members of management who purchased the Company’s securities in the Private Placement (the “Investors”), and amends that certain Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the Investors (the “Purchase Agreement”), and that certain Investor Rights Agreement, dated as of April 3, 2009, by and among the Company and the Investors (the “Rights Agreement”). The description of the Purchase Agreement in Item 1.01 under the heading “Securities Purchase Agreement” in the Prior Current Report is incorporated herein by reference, and the description of the Rights Agreement in Item 1.01 under the heading “Investor Rights Agreement” in the Prior Current Report is also incorporated herein by reference.

The Agreement amends the Purchase Agreement and the Rights Agreement to clarify that in the event that an Investor wishes to sell or transfer its shares of Series A Preferred Stock, it must transfer the rights and obligations under the Purchase Agreement and the Rights Agreement with such shares. In addition, the Agreement amends the Rights Agreement to require approval by the Company’s Board of Directors, in the event that approval by the Company’s Board of Directors is not otherwise required by statute, of a transaction that constitutes a “Change of Control” event that would trigger payment of the liquidation preference contained in the Company’s Certificate of Designation of the Series A Preferred Stock, as described in the Prior Current Report in Item 1.01 under the heading “Terms of the Series A Preferred Stock – Liquidation Preference.”

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1	Agreement Regarding Private Placement of Securities of Sunesis Pharmaceuticals, Inc., dated as of June 29, 2009, by and among the Company and the investors identified on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: July 2, 2009	By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement Regarding Private Placement of Securities of Sunesis Pharmaceuticals, Inc., dated as of June 29, 2009, by and among the Company and the investors identified on the signature pages thereto.